UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2005

Juniper Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26339	770422528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1194 North Mathilda Avenue, Sunnyvale, California		94089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 745-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 3, 2005, the Board of Directors (the "Board") of Juniper Networks, Inc. (the "Company") adopted an amendment to the Juniper Networks, Inc. 1996 Stock Plan (the "Plan") to add the ability to issue Restricted Stock Units ("RSUs") under the Plan, as described in more detail below.

Since its adoption in 1996, the Plan has permitted the Company to make grants of restricted stock. In the case of such an award, the entire number of shares subject to a restricted stock award would be issued at the time of grant. Such shares could be subject to vesting provisions based on time or other conditions specified by the Board of Directors or an authorized committee of the Board. The Company would have the right to repurchase unvested shares subject to a restricted stock award if the grantee’s service to the Company terminated prior to full vesting of the award. Until repurchased, such unvested shares would be considered outstanding for dividend, voting and other purposes.

In contrast to restricted stock awards, the newly-permitted RSUs would represent an obligation of the Company to issue unrestricted shares of common stock to the grantee only when and to the extent that the vesting criteria of the award are satisfied. As in the case of restricted stock awards, vesting criteria for RSUs can be based on time or other conditions specified by the Board or an authorized committee of the Board. However, until vesting occurs, the grantee is not entitled to any stockholder rights with respect to the unvested shares.

In addition to approving the amendment to the Plan, the Board approved a form of agreement pursuant to which RSUs could be granted. The Plan as amended and the form of Notice of Grant and Restricted Stock Unit Agreement are attached to this report as Exhibits 10.1 and 10.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(c)

Exhibit No. Description

10.1 Juniper Networks, Inc. Amended and Restated 1996 Stock Plan

10.2 Form of Notice of Grant and Restricted Stock Unit Agreement for the Juniper Networks, Inc. Amended and Restated 1996 Stock Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

November 9, 2005	By:	Mitchell L. Gaynor

Name: Mitchell L. Gaynor
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Juniper Networks, Inc. Amended and Restated 1996 Stock Plan
10.2	Form of Notice of Grant and Restricted Stock Unit Agreement for the Juniper Networks, Inc. Amended and Restated 1996 Stock Plan